EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of ETF Series Solutions, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of ETF Series Solution for the period ended November 30, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of ETF Series Solutions for the stated period.

/s/ Kristina R. Nelson		/s/ Kristen M. Weitzel
Kristina R. Nelson		Kristen M. Weitzel
President (principal executive officer)		Treasurer (principal financial officer)
ETF Series Solutions		ETF Series Solutions

Dated:	January 29, 2020	Dated:	January 29, 2020

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by ETF Series Solutions for purposes of Section 18 of the Securities Exchange Act of 1934.